                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Acme Metals Incorporated, a Delaware Corporation (the "Company"), hereby constitutes and appoints jointly and severally Brian W. H. Marsden, Jerry F. Williams and Edward P. Weber, Jr., and each of them, his true and lawful attorneys-in-fact and agents, each with the full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-3 relating to the secondary offering of the Company's Common Stock, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents prepared in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying, confirming and approving all that such attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                  /s/ Edward G. Jordan
                                          -------------------------------------

Dated: June 10, 1994

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Acme Metals Incorporated, a Delaware Corporation (the "Company"), hereby constitutes and appoints jointly and severally Brian W. H. Marsden, Jerry F. Williams and Edward P. Weber, Jr., and each of them, his true and lawful attorneys-in-fact and agents, each with the full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-3 or any other appropriate form of registration statement relating to the secondary offering of the Company's Common Stock, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents prepared in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying, confirming and approving all that such attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                  /s/ Andrew R. Laidlaw
                                          -------------------------------------

Dated: June 10, 1994

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Acme Metals Incorporated, a Delaware Corporation (the "Company"), hereby constitutes and appoints jointly and severally Brian W. H. Marsden, Jerry F. Williams and Edward P. Weber, Jr., and each of them, his true and lawful attorneys-in-fact and agents, each with the full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-3 or any other appropriate form of registration statement relating to the secondary offering of the Company's Common Stock, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents prepared in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying, confirming and approving all that such attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                   /s/ Frank A. LePage
                                          -------------------------------------
Dated: June 10, 1994

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Acme Metals Incorporated, a Delaware Corporation (the "Company"), hereby constitutes and appoints jointly and severally Brian W. H. Marsden, Jerry F. Williams and Edward P. Weber, Jr., and each of them, his true and lawful attorneys-in-fact and agents, each with the full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-3 or any other appropriate form of registration statement relating to the secondary offering of the Company's Common Stock, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents prepared in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying, confirming and approving all that such attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                /s/ Reynold C. MacDonald
                                          -------------------------------------
Dated: June 10, 1994

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Acme Metals Incorporated, a Delaware Corporation (the "Company"), hereby constitutes and appoints jointly and severally Brian W. H. Marsden, Jerry F. Williams and Edward P. Weber, Jr., and each of them, his true and lawful attorneys-in-fact and agents, each with the full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-3 or any other appropriate form of registration statement relating to the secondary offering of the Company's Common Stock, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents prepared in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying, confirming and approving all that such attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                  /s/ Julien L. McCall
                                          -------------------------------------
Dated: June 10, 1994

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Acme Metals Incorporated, a Delaware Corporation (the "Company"), hereby constitutes and appoints jointly and severally Brian W. H. Marsden, Jerry F. Williams and Edward P. Weber, Jr., and each of them, his true and lawful attorneys-in-fact and agents, each with the full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-3 or any other appropriate form of registration statement relating to the secondary offering of the Company's Common Stock, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents prepared in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying, confirming and approving all that such attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                 /s/ Carol O'Cleireacain
                                          -------------------------------------
Dated: June 10, 1994

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Acme Metals Incorporated, a Delaware Corporation (the "Company"), hereby constitutes and appoints jointly and severally Brian W. H. Marsden, Jerry F. Williams and Edward P. Weber, Jr., and each of them, his true and lawful attorneys-in-fact and agents, each with the full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-3 relating to the secondary offering of the Company's Common Stock, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents prepared in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying, confirming and approving all that such attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                  /s/ William P. Sovey
                                          -------------------------------------
Dated: June 10, 1994

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Acme Metals Incorporated, a Delaware Corporation (the "Company"), hereby constitutes and appoints jointly and severally Brian W. H. Marsden, Jerry F. Williams and Edward P. Weber, Jr., and each of them, his true and lawful attorneys-in-fact and agents, each with the full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-3 relating to the secondary offering of the Company's Common Stock, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents prepared in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying, confirming and approving all that such attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                  /s/ William R. Wilson
                                          -------------------------------------
Dated: June 10, 1994